Exhibit 10.10

Royalty Option to Purchase Agreement

(Olinghouse Royalty; Washoe County, Nevada)

This Royalty Option to Purchase Agreement (“Agreement”) is dated effective December 17, 2021 (the “Effective Date”), by and among Target Minerals, Inc., a Nevada corporation (“Target” or “Optionor”), Nevada Canyon LLC, a Nevada limited liability company (“Nevada Canyon” or “Optionee”), and Nevada Canyon Gold Corp., a Nevada corporation (“Nevada Canyon Parent” or “NGLD”). Optionor, Optionee, and Nevada Canyon Parent sometimes referred to individually as a “Party” and collectively as the “Parties.”

Recitals

A.	Optionor holds the rights to a production royalty (the “Olinghouse Royalty”) in an amount equal to one percent (1%) of the net smelter returns for all gold and other minerals of any type produced from the patented and unpatented mining claims more particularly described in Exhibits A-1 through A-7 attached to and by this reference incorporated in this Agreement (the “Olinghouse Properties”).

B.	Optionor’s right to the Olinghouse Royalty granted pursuant to that certain Option to Purchase Agreement dated January 14, 2009 (together with all amendments thereto, the “Olinghouse Agreements”), as amended by the Amended Royalty Agreement (NSR) dated effective October 31, 2017, by and between Lake Mountain Mining, LLC, a Nevada limited liability company (“Lake Mountain Mining”), as optionee successor-in-interest to MSM Resource, L.L.C., a Nevada limited liability company, and Optionor, as optionor.

C.	Optionor desires to grant to Optionee the exclusive right and option, exercisable at any time during the Option Period in Optionee’s sole discretion, to acquire all of Optionor’s right, title, and interest in and to the Olinghouse Royalty, under the terms and conditions of this Agreement.

Agreement

Now, therefore, in consideration of their mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

Article 1

Defined Terms

1.1 Definitions. In addition to other defined terms in this Agreement, the following terms shall have the meanings stated below when used in this Agreement:

(a) “Assignment” means the Assignment and Deed of Royalty (the form of which is attached to this Agreement as Exhibit C) which is to be executed and delivered by Optionor on Optionee’s exercise and closing of the Purchase Option in accordance with Article 3.

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(b) “Cash Consideration” has the meaning ascribed to that term in Section 2.4(a).

(c) “Closing” means when the conditions in Article 4 have been satisfied by the Parties.

(d) “Closing Date” has the meaning ascribed to that term in Section 3.2.

(e) “Encumbrance” means any encumbrance, lien, charge, pledge, mortgage, title retention agreement, security interest of any nature, prior claim, adverse claim, exception, reservation, restrictive covenant, agreement, easement, lease, license, right of occupation, option, right to acquire, right of use, right of first refusal, right of pre-emption, privilege or any matter capable of registration against title.

(f) “Effective Date” has the meaning ascribed that term in the Preamble.

(g) “Initial Term” has the meaning ascribed to term in Section 2.2.

(h) “Exchange” means any national securities exchange registered under the Securities Exchange Act of 1934.

(i) “Lake Mountain Mining” means Lake Mountain Mining, LLC, a Nevada limited liability company.

(j) “Memorandum” means the memorandum of this Agreement (the form of which is attached to this Agreement as Exhibit D) which is to be executed and delivered by the pursuant to Section 10.6.

(k) “Nevada Canyon” means Optionee.

(l) “Nevada Canyon 10-Day VWAP Calculation” means the price equal to the volume weighted average closing price of the Nevada Canyon Parent Shares on an Exchange for the ten (10) trading days immediately preceding the Option Exercise Date.

(m) “Nevada Canyon Parent” means Nevada Canyon Gold Corp., a Nevada corporation, and its successors and assigns.

(n) “Nevada Canyon Parent Shares” means common shares in the capital stock of Nevada Canyon Parent as presently constituted.

(o) “NGLD” means Nevada Canyon Parent.

(p) “Olinghouse Agreements” has the meaning ascribed to that term in Recital B.

(q) “Olinghouse Properties” has the meaning ascribed to that term in Recital A, and shall include any mining claims or other mineral properties intended to be made subject to the Olinghouse Royalty pursuant to the Olinghouse Agreements which may not otherwise be described in Exhibits A-1 through A-7.

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(r) “Olinghouse Royalty” has the meaning ascribed to that term in Recital A.

(s) “Olinghouse Royalty Deed” means the Royalty Deed (the form of which is attached as Exhibit B) in which Lake Mountain Mining, LLC, a Nevada limited liability company, grants to Optionor the Olinghouse Royalty in accordance with the terms of the Olinghouse Agreements.

(t) “Optionee” means Nevada Canyon LLC, a Nevada limited liability company, and its successors and assigns.

(u) “Optionee Deliverables” has the meaning ascribed to that term in Section 3.3(b).

(v) “Option Exercise Date” has the meaning ascribed to that term in Section 3.1.

(w) “Option Exercise Notice” has the meaning ascribed to that term in Section 3.1.

(x) “Optionor” means Target Minerals, Inc., a Nevada corporation, and its successors and assigns.

(y) “Optionor Deliverables” has the meaning ascribed to that term in Section 3.3(a).

(z) “Option Payment” has the meaning ascribed to that term in Section 2.3.

(aa) “Option Period” has the meaning ascribed to term in Section 2.2.

(bb) “Party” and Parties” has the meanings ascribed to those terms in the Preamble.

(cc) “Purchase Option” means the right and option granted by Optionor to Optionee to purchase the Olinghouse Royalty in accordance with Article 2.

(dd) “Purchase Price” has the meaning ascribed to that term in Section 2.4.

(ee) “Share Consideration” has the meaning ascribed to that term in Section 2.4(b).

(ff) “Target” means Optionor.

(gg) “Transaction” means the purchase and sale of the Olinghouse Royalty and all other transactions contemplated in this Agreement.

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Article 2

Grant of Option; Term; Payments; Obligations

2.1 Grant of Purchase Option. Optionor hereby grants and gives to Optionee the sole and exclusive right and option (the “Purchase Option”), exercisable at any time during the Option Period in Optionee’s sole discretion, to purchase and acquire all of Optionor’s right, title and interest in and to the Olinghouse Royalty, free and clear of all Encumbrances.

2.2 Option Period. Subject to Section 2.5, the term of this Agreement shall commence on the Effective Date and shall continue up to and including the later of either: (i) one (1) year from the Effective Date (the “Initial Term”); or (ii) sixty (60) days after the date on which Optionor delivers to Optionee a copy of the fully executed and recorded Olinghouse Royalty Deed in accordance with Section 2.5; whichever is to occur last (the “Option Period”).

2.3 Option Payment. In consideration for the granting of the Purchase Option, Optionee shall pay to Optionor or its designee a payment equal to Two Hundred Thousand Dollars (US$200,000) in cash by wire transfer within five (5) business days of the Effective Date (the “Option Payment”). Unless Optionee exercises the Purchase Option, the Option Payment shall constitute Optionee’s sole payment obligation for the duration of the entire Option Period.

2.4. Purchase Price. The total purchase price (the “Purchase Price”) of the Olinghouse Royalty shall be either (i) Two Million Dollars (US$2,000,000) in cash by wire transfer, or (ii) Two Million (2,000,000) in Nevada Canyon Parent Shares, the determination of which shall be as follows:

(a)	if the Nevada Canyon 10-Day VWAP Calculation is less than US$1.25 per share, the Purchase Price shall be paid in cash by wire transfer (the “Cash Consideration”); or

(b)	if the Nevada Canyon 10-Day VWAP Calculation is more than US$1.25 per share, the Purchase Price shall be paid in the form of Two Million (2,000,000) Nevada Canyon Parent Shares (the “Share Consideration”).

2.5 Optionor Obligations During Option Period. Optionor shall: (a) cause the Olinghouse Royalty Deed to be fully executed by the parties thereto; and (b) record the fully executed Olinghouse Royalty Deed with the Office of the Washoe County Recorder, Nevada. After recording, Optionor shall deliver to Optionee a county-stamped copy of the recorded Olinghouse Royalty Deed. Optionor acknowledges that the execution and recording of the Olinghouse Royalty Deed is a material and necessary obligation in order to effectuation the transactions contemplated in this Agreement. Accordingly, the Parties agree that if Optionor does not record and deliver to Optionee a county-stamped copy of the fully executed recorded Olinghouse Royalty Deed within the Initial Term, the term of this Agreement shall continue and automatically be extended such that it expires either sixty (60) days after the date on which Optionor delivers to Optionee a copy of the fully executed and recorded Olinghouse Royalty Deed in accordance with this Section 2.5.

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Article 3

Closing of Purchase Option

3.1 Notice of Exercise of Purchase Option. If Optionee elects to exercise the Purchase Option, Optionee shall deliver written notice to Optionor during the Option Period confirming Optionee’s exercise of the Purchase Option (the “Option Exercise Notice”). The Option Exercise Notice shall include (i) the Optionee’s calculation of the Nevada Canyon 10-Day VWAP, and (ii) a statement confirming whether the Purchase Price shall be paid in the form of Cash Consideration or Share Consideration, the choice of which shall be determined in accordance with Section 2.4. The date on which Optionee delivers to Optionor the Option Exercise Notice shall be the “Option Exercise Date.”

3.2 Closing Date. Subject to the terms of this Agreement, the Closing of the Purchase Option as contemplated in this Agreement shall take place within sixty (60) days after the Option Exercise Date, at such time and place as mutually agreeable to the Parties, or on such other date as mutually agreeable to the Parties. The date on which the Closing occurs is referred to as the “Closing Date.”

3.3 Closing Deliverables. On or before Closing, the Parties shall deliver the following:

(a)	Optionor Deliverables. On or before Closing, Optionor shall deliver to Optionee the following (collectively, the “Optionor Deliverables”):

(i)	a duly executed Assignment of Royalty Interest in the form attached to this Agreement as Exhibit C (the “Assignment”); and

(ii)	such other documents, certificates and other instruments as would be usual in respect of the transaction contemplated by this Agreement, or otherwise in the mutual and reasonable opinion of counsel are reasonably necessary for the proper consummation of this transaction to validly complete the sale and transfer to the Optionee of all of the right, title and interest of the Optionor in and to the Olinghouse Royalty.

(b)	Optionee Deliverables. On or before Closing, Optionee (and Nevada Canyon Parent, as applicable) shall deliver to Optionor the following (collectively, the “Optionee Deliverables”):

(i)	a duly executed Assignment;

(ii)	the Purchase Price in the form of either the Cash Consideration or the Share Consideration, as determined and described in the Option Exercise Notice; and

(iii)	such other documents, certificates and other instruments as would be usual in respect of the transaction contemplated by this Agreement, or otherwise in the mutual and reasonable opinion of counsel are reasonably necessary for the proper consummation of this transaction to validly complete the sale and transfer to the Optionee of all of the right, title and interest of the Optionor in and to the Olinghouse Royalty.

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3.4 Closing Costs. Optionee shall pay the fees associated with the Closing of the Option, including recording fees, real property transfer taxes, document preparation fees, and similar costs not specifically otherwise allocated under the terms of this Agreement.

Article 4

Conditions of Closing

4.1 Closing Conditions in Favor of Optionor. Optionor shall be obliged to complete the Transaction only if each of the following conditions precedent has been satisfied in full:

(a)	all of the representations and warranties of Optionee made in this Agreement are true and correct in all material respects as of the Closing Date with the same effect as if made on and as of the Closing Date (except as those representations and warranties may be affected by events or transactions expressly permitted by or resulting from the entering of this Agreement);

(b)	Optionee has complied with or performed in all material respects all of the obligations, covenants and agreements under this Agreement to be complied with or performed by Optionee on or before the Closing Date, to the satisfaction of the Optionor, acting reasonably; and

(c)	Optionee has caused to be delivered to Optionor the Optionee Deliverables in accordance with Section 3.3(b).

Each of the conditions set out in Section 4.1 is for the exclusive benefit of Optionor and the Optionor may waive compliance with any such condition in whole or in part by notice in writing to the Optionee, except that no such waiver operates as a waiver of any other condition.

4.2 Closing Conditions in Favor of Optionee. Optionee shall be obliged to complete the Transaction only if each of the following conditions precedent has been satisfied in full:

(a)	all of the representations and warranties of Optionor made in this Agreement are true and correct in all material respects as of the Closing Date with the same effect as if made on and as of the Closing Date (except as those representations and warranties may be affected by events or transactions expressly permitted by or resulting from the entering of this Agreement);

(b)	Optionor has complied with or performed in all material respects all of the obligations, covenants and agreements under this Agreement to be complied with or performed by Optionor on or before the Closing Date, to the satisfaction of the Optionee, acting reasonably;

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(c)	Optionor has caused to be delivered to Optionee the Optionor Deliverables in accordance with Section 3.3(a); and

(d)	Optionor has caused the recording of the fully executed Olinghouse Royalty Deed in the Office of the Washoe County Recorder, Nevada, in accordance with Section 2.5.

Each of the conditions set out in Section 4.2 is for the exclusive benefit of Optionee and Optionee may waive compliance with any such condition in whole or in part by notice in writing to the Optionor, except that no such waiver operates as a waiver of any other condition.

Article 5

Representations, Warranties, and Covenants

5.1 Optionor’s Representations, Warranties, and Covenants. Optionor represents, warrants, and covenants to Optionee that:

(a)	Optionor is a corporation duly and validly subsisting under the laws of the State of Nevada and that all necessary approvals of its directors, officers and shareholders, and any further approvals that may be required in connection therewith, have been obtained or shall have been obtained on or prior to the Effective Date to authorize the entering into and delivery of this Agreement and the taking of all actions required pursuant hereto by the Optionor;

(b)	Optionor is, and during the period of the Option shall be, the legal and beneficial holder of a one hundred percent (100%) interest in the Olinghouse Royalty, and has all the rights, free and clear of any and all defects, charges, liens and encumbrances;

(c)	no other person has any agreement or other right to acquire any interest in the Olinghouse Royalty nor are there any liens against the Olinghouse Royalty;

(d)	to the knowledge of Optionor, no consent or approval of any third party or Governmental Authority is required for the execution, delivery or performance by Optionor of this Agreement;

(e)	Optionor acknowledges that it has had the opportunity to obtain independent legal advice with respect to entering into this Agreement, and that (x) Optionor has obtained such independent legal advice, and (y) Optionor is entering into this Agreement voluntarily and with full knowledge of the contents hereof;

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(f)	Optionor shall, during the Option Period, cooperate with Optionee, at no cost to Optionor or its affiliates, to keep the Olinghouse Royalty in good standing and full force and effect;

(i)	During the Option Period, Optionor shall not: (i) create, grant or issue any encumbrance in respect of the Olinghouse Royalty or otherwise sell or dispose of the whole or any part or interest in the Olinghouse Royalty; or (ii) make any material change to, the whole or a material part of Olinghouse Royalty.

5.2 Optionee’s Representations, Warranties, and Covenants. Optionee represents, warrants and covenants to Optionor that Optionee is a limited liability company, duly and validly subsisting under the laws of Nevada and that all necessary approvals, if any, have been obtained or shall have been obtained on or prior to the Effective Date to authorize the entering into and delivery of this Agreement and the taking of all actions required pursuant hereto by Optionee.

5.3 Mutual Representations, Warranties, and Covenants. Each of the Parties covenants, warrants, and represents for itself as follows:

(a)	that it has complied with all applicable laws and regulations of any governmental body, federal, state or local, regarding the terms of and performance of its obligations under this Agreement;

(b)	that there are no lawsuits or proceedings pending or threatened which affect its ability to perform the terms of this Agreement;

(c)	that except as otherwise provided in this Agreement, it shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement;

(d)	that it has had no dealings with any agent, broker or finder in connection with this Agreement, and shall indemnify, defend and hold the other Party harmless from and against any claims that may be asserted through such Party that any agent’s broker’s or finder’s fee is due in connection with this Agreement; and

(e)	that it is not on the Specially Designated National & Blocked Persons List of the Office of Foreign Assets Control of the United States Treasury Department and is not otherwise blocked or banned by any foreign asset office rule or any other law or regulation, including the USA Patriot Act or Executive Order 13224.

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Article 6

Nevada Canyon Parent Shares

6.1 Optionor Acknowledgements Concerning Nevada Canyon Parent Shares. Optionor represents and warrants to Nevada Canyon Parent, and acknowledges that the Nevada Canyon Parent is relying on such representations and warranties in entering this Agreement and completing the purchase and sale as contemplated in this Agreement, that:

(a)	Optionor has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to an investment in the Nevada Canyon Parent Shares. With the assistance of Optionor’s own professional advisors, to the extent that it has deemed appropriate, Optionor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Nevada Canyon Parent Shares and has made its own independent decision that the investment in the Nevada Canyon Parent Shares is suitable and appropriate for it. Optionor has considered the suitability of the Nevada Canyon Parent Shares as an investment in light of its circumstances and financial condition and is able to bear the risks associated with an investment in the Nevada Canyon Parent Shares.

(b)	Optionor is familiar with the business and financial condition and operations of Nevada Canyon Parent and has had the opportunity to conduct its own investigation of Nevada Canyon Parent and the Nevada Canyon Parent Shares. Optionor has had access to the filings of Nevada Canyon Parent made with the Securities and Exchange Commission and such other information concerning Nevada Canyon Parent and the Nevada Canyon Parent Shares as it deems necessary to enable it to make an informed investment decision. Optionor has been offered the opportunity to ask such questions of Nevada Canyon Parent and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision.

(c)	Optionor is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933 (the “Securities Act”).

(d)	Optionor is acquiring the Nevada Canyon Parent Shares solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Nevada Canyon Parent Shares. Optionor understands that the offer and sale of the Nevada Canyon Parent Shares have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act, which exemption depends in part upon the investment intent of Optionor and the accuracy of the other representations and warranties made by it in this Agreement. Optionor understands that Nevada Canyon Parent is relying upon the representations, warranties and agreements contained in this Agreement for the purpose of determining whether the issuance of the Nevada Canyon Parent Shares to Optionor meets the requirements for such exemption.

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(e)	Optionor acknowledges and understands that Nevada Canyon Parent may be in possession of material non-public information not known to Optionor that may impact the value of the Nevada Canyon Parent Shares (“Information”) that Nevada Canyon Parent has not disclosed to Optionor. Optionor acknowledges that it has not relied upon the non-disclosure of any such Information for purposes of making their decision to invest in the Nevada Canyon Parent Shares. Optionor understands, based on its experience, the disadvantage to which Optionor is subject due to the disparity of information between Nevada Canyon Parent, on the one hand, and Optionor, on the other hand.

(f)	Optionor understands that the Nevada Canyon Parent Shares, whether certificated or in book-entry form, will bear a restrictive legend in substantially the following form:

The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, or (iv) the securities are transferred without consideration to an affiliate of such holder or a custodial nominee (which for the avoidance of doubt shall require neither consent nor the delivery of an opinion).

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Article 7

Termination; Amendment; Waiver

7.1 Termination by Optionor. Any failure by Optionee to perform any of its covenants, liabilities, obligations or responsibilities under this Agreement shall be a default. Optionor may give Optionee written notice of a default. If a payment default is not remedied within twenty (20) days after receipt of the notice, or any other default is not remedied within forty (40) days after receipt of the notice, provided the default can reasonably be cured within that time, or, if not, if Optionee has not within that time commenced action to cure the same or does not after such commencement diligently prosecute such action to completion, Optionor may terminate this Agreement by delivering notice to Optionee of Optionor’s termination of this Agreement, provided that if Optionee contests Optionor’s notice of default or Optionor’s assertion that Optionee has not timely cured or commenced action to cure the alleged default, Optionor may not terminate this Agreement unless and until issues of the alleged default and failure to cure the alleged default have been determined by a court of competent jurisdiction. In such case, Optionee shall have such time as provided by the decree or order of the court having jurisdiction of the dispute concerning the alleged default or failure to cure the alleged default. On termination of this Agreement based on Optionee’ default, within ten (10) days Optionee shall execute and deliver to Optionor a release and termination of this Agreement in form acceptable for recording.

7.2 Termination by Optionee. Optionee may at any time terminate this Agreement by giving ten (10) days’ written notice to Optionor. If Optionee terminates this Agreement, Optionee shall perform all obligations and pay all payments which accrue or become due before the termination date. On Optionee’ termination of this Agreement, within ten (10) days Optionee shall execute and deliver to Optionor a release and termination of this Agreement in form acceptable for recording.

7.3 Amendment. This Agreement may not be amended except by an instrument signed by all the Parties.

7.4 Waiver. Any failure of a Party to comply with any provision hereof may be waived by the Party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

Article 8

Assignment

8.1 Optionor’s Assignment. Optionor shall have the right to assign or otherwise transfer all or any part of its interest in this Agreement or the Olinghouse Royalty. No change in ownership of Optionor’s interest in the Olinghouse Royalty shall affect Optionee’s obligations under this Agreement unless and until Optionor delivers and Optionee receives copies of the documents which demonstrate the change in ownership of Optionor’s interest.

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8.2 Optionee’s Assignment. Optionee shall not assign or transfer to a third party (each a “Transfer”) all or any part of its interest in this Agreement or the Olinghouse Royalty, without, in each case, Optionor’s prior written consent, which shall not be delayed or withheld unreasonably. Optionor shall respond to Optionee’s request for consent within ten (10) days following Optionor’s receipt of Optionee’s request. If Optionor does not timely inform Optionee that Optionor does not consent to the proposed Transfer, Optionor shall be deemed to have approved the Transfer. Each transferee of any interest in this Agreement shall execute and deliver an instrument by which the transferee agrees to assume and perform the obligations of the assignor under this Agreement.

Article 9

Notices

9.1 Notices. No notice, request, demand, instruction or other document to be given to any Party shall be effective for any purpose unless delivered to the person at the appropriate address stated below (in which event such notice shall be deemed effective only upon such delivery) delivered by air courier next-day delivery (e.g., Federal Express), or delivered by U.S. mail, sent by registered or certified mail, return receipt requested, or by electronic mail, as follows:

If to Optionor:	Target Minerals, Inc.
15 Calcite Drive
Carson City, Nevada 89706
Attn: Mitch Fanning
E-mail: Mitch_target@msn.com

If to Optionee:	Nevada Canyon LLC
316 California Ave, Suite 543
Reno, Nevada 89509
Attn: Jeff Cocks
E-mail: jeff@westisleventures.com

If to Nevada Canyon Parent:	Nevada Canyon Gold Corp.
316 California Ave, Suite 543
Reno, Nevada 89509
Attn: Jeff Cocks
E-mail: jeff@westisleventures.com

Notices delivered by air courier shall be deemed to have been given the next business day after deposit with the courier and notices mailed shall be deemed to have been given on the third day following deposit of same in any United States Post Office in the state to which the notice is addressed or on the fourth day following deposit in any such post office other than in the state to which the notice is addressed, postage prepaid, addressed as stated above. Notices sent by electronic mail during regular business hours shall be deemed to have been given the same business day and, otherwise, on the subsequent business day. The addresses and addressees, for the purpose of this Section, may be changed by giving written notice of such change in the manner herein provided for giving notice. Unless and until such written notice of change is received, the last address and addressee stated by written notice, or provided herein if no such written notice of change has been received, shall be deemed to continue in effect for all purposes hereunder.

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Article 10

Miscellaneous Provisions

10.1 Binding Effect of Obligations. This Agreement shall be binding upon and inure to the benefit of the respective Parties and their successors or assigns.

10.2 Entire Agreement. The Parties agree that the entire agreement between them is written in this Agreement. There are no terms or conditions, express or implied, other than expressly stated in this Agreement. This Agreement may be amended or modified only by a written instrument signed by the Parties with the same formality as this Agreement.

10.3 Governing Law and Forum Selection. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada. The forum for any action regarding the construction or enforcement of this Agreement shall be the Second Judicial District Court, Washoe County, Reno, Nevada. The prevailing Party in any such action shall be entitled to an award of its costs and attorney’s fees incurred in such action.

10.4 Confidentiality. The data and information, including the terms of this Agreement, coming into the Parties’ possession by virtue of this Agreement shall be deemed confidential and shall not be disclosed to outside third parties except as may be required to publicly record or protect title to the Property or to publicly announce and disclose information under Governmental Regulations or under the rules and regulations of any stock exchange on which the stock of a Party, or the parent or affiliates of a Party, is listed. If a Party negotiates for a transfer of all or any portion of such Party’s interest in the Property or under this Agreement or negotiates to procure financing or loans relating to the Property, in order to facilitate any such negotiations such Party shall have the right to furnish information to third parties, provided that each third Party to whom the information is disclosed agrees to maintain its confidentiality in the manner provided in this Section.

10.5 Memorandum. The Parties shall execute and deliver a memorandum of this Agreement. The execution of the Memorandum shall not limit, increase or in any manner affect any of the terms of this Agreement or any rights, interests or obligations of the Parties.

10.6 Computation of Time. Any reference herein to time periods of less than six (6) days shall exclude Saturdays, Sundays and legal holidays in the computation thereof. Any time period provided for in this Agreement which ends on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. on the next full business day.

10.7 Further Assurances. The Parties each agree to do such other and further acts and things, and to execute and deliver such instruments and documents (not creating any obligations additional to those otherwise imposed by this Contract) as either may reasonably request from time to time, whether at or after the Closing, in furtherance of the purposes of this Agreement.

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10.8 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY AND INTENTIONALLY FOREVER WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING AT LAW, AT EQUITY, IN TORT OR CONTRACT) BROUGHT BY ANY PARTY AGAINST SUCH PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 10.8 SHALL SURVIVE THE TERMINATION HEREOF.

10.9 Counterparts. This Agreement may be executed in one or more counterparts, and by the different Party in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. Such counterparts may be delivered by facsimile or electronic transmission and the receiving Party is entitled to rely on the same to the same extent as if it had been an executed original.

10.10 Severability. If any part, term or provision of this Agreement is held by a court of competent jurisdiction to be illegal or in conflict with any governmental regulations, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

[Signature page follows.]

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The Parties have executed this Agreement as of the Effective Date.

Optionor:

TARGET MINERALS, INC., a Nevada corporation

By:	/s/ Mitch Fanning
Name:	Mitch W. Fanning
Title:	President

Optionee:

NEVADA CANYON LLC, a Nevada limited liability company

By its Managing Member:

NEVADA CANYON GOLD CORP., a Nevada corporation

By:	/s/ Jeffrey Cocks
Name:	Jeffrey A. Cocks
Title:	President

Nevada Canyon Parent:

NEVADA CANYON GOLD CORP., a Nevada corporation

By:	/s/ Jeffrey Cocks
Name:	Jeffrey A. Cocks
Title:	President

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Exhibit A-1

LMM Patented Claims

The Olinghouse Properties include the following four (4) patented mining claims situated in Sections 20 and 29, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

Claim Name	Mineral Survey No.	Patent No.	Assessor’s Parcel No.
No 2 Mine Lode	2748	46333	079-150-16
Standard Lode	4325	649108	079-150-38
Alice	2591	31379	079-150-41
Mattie B.	2591	31379	079-150-42

Total of four (4) patented mining claims.

[End of Exhibit A-1]

A-1

Exhibit A-2

LMM Unpatented Claims

The Olinghouse Properties include the following two hundred and seventy-nine (279) unpatented lode and placer claims situated in Sections 11 and 14, T. 21 N., R. 22 E., and Sections 2, 3, 9, 10, 11, 14 through 23, and 27 through 32, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
1	SUNBEAM	8/29/1964	NMC10515	NV101548899
2	CAROLINE	8/29/1964	NMC10845	NV101755458
3	KEYSTONE	5/12/1951	NMC43815	NV101758291
4	INSPIRATION	10/1/1950	NMC43816	NV101401279
5	MARGARET	7/1/1923	NMC43818	NV101609468
6	KEYSTONE EXT	1/7/1938	NMC43819	NV101549807
7	GOLD FRAC	7/19/1964	NMC81225	NV101457511
8	SUNBEAM EXTENSION	2/11/1980	NMC143733	NV101344241
9	KAREN	10/4/1980	NMC167606	NV101606750
10	GOLD HILL #1	5/15/1981	NMC200993	NV101546321
11	GOLD HILL #2	5/22/1981	NMC200994	NV101454435
12	JENI	5/11/1981	NMC200995	NV101454603
13	GOLD QUEEN # 1	6/26/1981	NMC208547	NV101452396
14	GOLD QUEEN # 2	7/15/1981	NMC208548	NV101496126
15	FRANKFREE	8/27/1981	NMC216380	NV101525287
16	GOLD QUEEN # 4	1/14/1983	NMC260238	NV101493561
17	GOLD QUEEN #5	4/6/1983	NMC264882	NV101603554
18	TERFREE WEST	5/3/1983	NMC267486	NV101524657
19	TERFREE EAST	5/3/1983	NMC267487	NV101605705
20	SMUGGLER	6/12/1983	NMC273143	NV101752995
21	NUMBER #4	6/12/1983	NMC273144	NV101303672
22	EL SOBRANTE	3/15/1985	NMC336647	NV101479069
23	GOLDEN EAGLE	3/15/1985	NMC336648	NV101459149
24	MOUNTAIN VIEW	3/15/1985	NMC336649	NV101545809
25	GREEN GOLD #1	6/6/1985	NMC341849	NV101452416
26	GREEN GOLD #3	6/6/1985	NMC341851	NV101452923
27	GREEN GOLD #4	6/18/1985	NMC341852	NV101601978
28	GOLD HILL #3	6/18/1985	NMC341919	NV101730546
29	GREEN GOLD #5	6/19/1985	NMC341920	NV101600462
30	GREEN GOLD #6	6/19/1985	NMC341921	NV101344209
31	MORNING STAR	5/11/1985	NMC345714	NV101401525
32	MORNING STAR EXTEN	5/11/1985	NMC345715	NV101758339
33	WONDAR #1	6/1/1986	NMC369042	NV101303033
34	EVA	4/10/1987	NMC403584	NV101304735

A-2

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
35	LEE’S GGH	12/3/1987	NMC451341	NV101345754
36	ANTIQUE GOLD MINING CLAIM	5/23/1988	NMC479610	NV101301623
37	OLY GOLD	8/21/1993	NMC680500	NV101347047
38	JEN #2	9/21/1993	NMC688681	NV101346963
39	JEN #3	9/21/1993	NMC688682	NV101400762
40	JEN #4	9/22/1993	NMC688683	NV101453754
41	JEN #5	9/22/1993	NMC688684	NV101405342
42	JEN #6	9/28/1993	NMC688685	NV101458732
43	JEN #7	9/28/1993	NMC688686	NV101406362
44	JEN #8	9/28/1993	NMC688687	NV101731884
45	JEN #9	9/28/1993	NMC688688	NV101401763
46	JEN #10	9/28/1993	NMC688689	NV101609560
47	JEN #11	9/28/1993	NMC688690	NV101349026
48	JEN #12	9/28/1993	NMC688691	NV101603376
49	JEN #13	9/28/1993	NMC688692	NV101347283
50	JEN #14	9/28/1993	NMC688693	NV101605706
51	JEN #15	9/19/1993	NMC688694	NV101525286
52	JEN #16	11/22/1993	NMC688695	NV101602333
53	OLI 4	9/28/1994	NMC708663	NV101600901
54	OLI 6	9/28/1994	NMC708665	NV101547262
55	OLI 8	9/28/1994	NMC708667	NV101459390
56	OLI 10	9/28/1994	NMC708669	NV101608209
57	OLI 56	9/29/1994	NMC708711	NV101754108
58	OLI 67	9/10/1994	NMC708721	NV101453325
59	OLI 68	9/10/1994	NMC708722	NV101523812
60	OLI 69	9/10/1994	NMC708723	NV101453907
61	OLI 103	9/22/1994	NMC708757	NV101480355
62	OLI 106	9/20/1994	NMC708760	NV101495963
63	OLI 128	9/29/1994	NMC708782	NV101526281
64	OLI 129	9/30/1994	NMC708783	NV101456440
65	OLI 130	9/17/1994	NMC708784	NV101608875
66	OLI 131	9/20/1994	NMC708785	NV101455680
67	OLI 133	9/21/1994	NMC708786	NV101609576
68	OLI 134	9/21/1994	NMC708787	NV101547203
69	OLI 135	9/21/1994	NMC708788	NV101492377
70	OLI 136	9/25/1994	NMC708789	NV101758107
71	OLI 137	9/27/1994	NMC708790	NV101490605
72	OLI 138	9/1/1995	NMC724838	NV101609670
73	OLI #158	3/5/1997	NMC771870	NV101731176
74	OLI #159	3/5/1997	NMC771871	NV101452119
75	OLI #163	4/21/1998	NMC791172	NV101480086

A-3

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
76	OLI #164	4/21/1998	NMC791173	NV101730605
77	OLI #165	4/21/1998	NMC791174	NV101524448
78	OLI #166	4/21/1998	NMC791175	NV101456300
79	OLI #167	4/21/1998	NMC791176	NV101525082
80	OLI #171	2/18/1999	NMC802091	NV101645620
81	OLI #172	2/18/1999	NMC802092	NV101646801
82	NEXT 1	10/1/2009	NMC1015282	NV101471467
83	NEXT 2	10/1/2009	NMC1015283	NV101471468
84	NEXT 3	10/1/2009	NMC1015284	NV101471469
85	NEXT 4	10/1/2009	NMC1015285	NV101471470
86	NEXT 5	9/21/2009	NMC1015286	NV101471471
87	NEXT 6	9/21/2009	NMC1015287	NV101471472
88	NEXT 7	9/21/2009	NMC1015288	NV101471473
89	NEXT 8	9/21/2009	NMC1015289	NV101471474
90	NEXT 9	9/21/2009	NMC1015290	NV101472454
91	NEXT 10	9/21/2009	NMC1015291	NV101472455
92	NEXT 11	9/21/2009	NMC1015292	NV101472456
93	NEXT 12	9/21/2009	NMC1015293	NV101472457
94	NEXT 13	9/21/2009	NMC1015294	NV101472458
95	NEXT 14	9/21/2009	NMC1015295	NV101472459
96	NEXT 15	9/21/2009	NMC1015296	NV101472460
97	NEXT 16	9/21/2009	NMC1015297	NV101472461
98	NEXT 17	9/21/2009	NMC1015298	NV101472462
99	NEXT 18	9/21/2009	NMC1015299	NV101472463
100	NEXT 19	9/21/2009	NMC1015300	NV101472464
101	NEXT 20	9/21/2009	NMC1015301	NV101472465
102	NEXT 21	10/6/2009	NMC1015302	NV101472466
103	NEXT 22	10/6/2009	NMC1015303	NV101472467
104	NEXT 23	10/6/2009	NMC1015304	NV101472468
105	NEXT 24	10/6/2009	NMC1015305	NV101472469
106	NEXT 25	10/6/2009	NMC1015306	NV101472470
107	NEXT 26	10/6/2009	NMC1015307	NV101472471
108	NEXT 27	10/2/2009	NMC1015308	NV101472472
109	NEXT 28	10/2/2009	NMC1015309	NV101472473
110	NEXT 29	10/2/2009	NMC1015310	NV101472474
111	NEXT 30	10/2/2009	NMC1015311	NV101473663
112	NEXT 31	10/2/2009	NMC1015312	NV101473664
113	NEXT 32	10/2/2009	NMC1015313	NV101473665
114	NEXT 33	10/2/2009	NMC1015314	NV101473666
115	NEXT 34	10/2/2009	NMC1015315	NV101473667
116	NEXT 35	10/2/2009	NMC1015316	NV101473668

A-4

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
117	NEXT 36	10/2/2009	NMC1015317	NV101473669
118	NEXT 37	10/2/2009	NMC1015318	NV101473670
119	NEXT 38	10/1/2009	NMC1015319	NV101473671
120	NEXT 39	10/2/2009	NMC1015320	NV101473672
121	NEXT 40	10/1/2009	NMC1015321	NV101473673
122	NEXT 41	10/2/2009	NMC1015322	NV101473674
123	NEXT 42	10/1/2009	NMC1015323	NV101473675
124	NEXT 43	10/5/2009	NMC1015324	NV101473676
125	NEXT 44	9/21/2009	NMC1015325	NV101473677
126	NEXT 45	9/21/2009	NMC1015326	NV101473678
127	NEXT 46	9/21/2009	NMC1015327	NV101473679
128	NEXT 47	10/5/2009	NMC1015328	NV101473680
129	NEXT 48	10/5/2009	NMC1015329	NV101473681
130	NEXT 49	10/5/2009	NMC1015330	NV101473682
131	NEXT 50	10/5/2009	NMC1015331	NV101473683
132	NEXT 51	10/5/2009	NMC1015332	NV101474664
133	NEXT 52	10/5/2009	NMC1015333	NV101474665
134	NEXT 53	10/5/2009	NMC1015334	NV101474666
135	NEXT 54	10/5/2009	NMC1015335	NV101474667
136	NEXT 55	9/18/2009	NMC1015336	NV101474668
137	NEXT 56	9/18/2009	NMC1015337	NV101474669
138	NEXT 57	9/18/2009	NMC1015338	NV101474670
139	NEXT 58	9/18/2009	NMC1015339	NV101474671
140	NEXT 59	9/18/2009	NMC1015340	NV101474672
141	NEXT 60	10/2/2009	NMC1015341	NV101474673
142	NEXT 61	9/18/2009	NMC1015342	NV101474674
143	NEXT 62	10/2/2009	NMC1015343	NV101474675
144	NEXT 63	9/18/2009	NMC1015344	NV101474676
145	NEXT 64	10/2/2009	NMC1015345	NV101474677
146	NEXT 65	9/18/2009	NMC1015346	NV101474678
147	NEXT 66	9/18/2009	NMC1015347	NV101474679
148	NEXT 67	9/18/2009	NMC1015348	NV101474680
149	NEXT 68	9/18/2009	NMC1015349	NV101474681
150	NEXT 69	9/18/2009	NMC1015350	NV101474682
151	NEXT 70	9/18/2009	NMC1015351	NV101474683
152	NEXT 71	9/18/2009	NMC1015352	NV101474684
153	NEXT 72	9/18/2009	NMC1015353	NV101475625
154	NEXT 73	9/18/2009	NMC1015354	NV101475626
155	NEXT 74	9/18/2009	NMC1015355	NV101475627
156	NEXT 75	9/18/2009	NMC1015356	NV101475628
157	NEXT 76	9/18/2009	NMC1015357	NV101475629

A-5

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
158	NEXT 77	9/18/2009	NMC1015358	NV101475630
159	NEXT 78	9/18/2009	NMC1015359	NV101475631
160	NEXT 79	9/18/2009	NMC1015360	NV101475632
161	NEXT 80	9/18/2009	NMC1015361	NV101475633
162	NEXT 81	9/18/2009	NMC1015362	NV101475634
163	NEXT 82	9/18/2009	NMC1015363	NV101475635
164	NEXT 83	9/18/2009	NMC1015364	NV101475636
165	NEXT 84	9/18/2009	NMC1015365	NV101475637
166	NEXT 85	9/18/2009	NMC1015366	NV101475638
167	NEXT 86	9/18/2009	NMC1015367	NV101475639
168	NEXT 87	9/18/2009	NMC1015368	NV101475640
169	NEXT 88	9/18/2009	NMC1015369	NV101475641
170	NEXT 89	9/18/2009	NMC1015370	NV101475642
171	NEXT 90	9/18/2009	NMC1015371	NV101475643
172	NEXT 91	9/17/2009	NMC1015372	NV101475644
173	NEXT 92	9/17/2009	NMC1015373	NV101475645
174	NEXT 93	9/17/2009	NMC1015374	NV101476464
175	NEXT 94	9/17/2009	NMC1015375	NV101476465
176	NEXT 95	9/17/2009	NMC1015376	NV101476466
177	NEXT 96	9/17/2009	NMC1015377	NV101476467
178	NEXT 97	9/17/2009	NMC1015378	NV101476468
179	NEXT 98	9/17/2009	NMC1015379	NV101476469
180	NEXT 100	9/17/2009	NMC1015380	NV101476470
181	NEXT 101	11/24/2009	NMC1015381	NV101476471
182	NEXT 103	9/17/2009	NMC1015382	NV101476472
183	NEXT 104	9/17/2009	NMC1015383	NV101476473
184	NEXT 105	9/16/2009	NMC1015384	NV101476474
185	NEXT 106	9/16/2009	NMC1015385	NV101476475
186	NEXT 107	9/16/2009	NMC1015386	NV101476476
187	NEXT 108	9/16/2009	NMC1015387	NV101476477
188	NEXT 109	9/16/2009	NMC1015388	NV101476478
189	NEXT 110	9/16/2009	NMC1015389	NV101476479
190	NEXT 111	9/16/2009	NMC1015390	NV101476480
191	NEXT 112	9/16/2009	NMC1015391	NV101476481
192	NEXT 113	9/16/2009	NMC1015392	NV101476482
193	NEXT 114	9/16/2009	NMC1015393	NV101476483
194	NEXT 115	9/16/2009	NMC1015394	NV101476484
195	NEXT 116	9/16/2009	NMC1015395	NV101409851
196	NEXT 117	9/17/2009	NMC1015396	NV101409852
197	NEXT 118	9/17/2009	NMC1015397	NV101409853
198	NEXT 119	9/17/2009	NMC1015398	NV101409854

A-6

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
199	NEXT 120	9/17/2009	NMC1015399	NV101409855
200	NEXT 121	9/17/2009	NMC1015400	NV101409856
201	NEXT 122	9/17/2009	NMC1015401	NV101409857
202	NEXT 123	9/16/2009	NMC1015402	NV101409858
203	NEXT 124	9/16/2009	NMC1015403	NV101409859
204	NEXT 125	9/16/2009	NMC1015404	NV101409860
205	NEXT 126	9/16/2009	NMC1015405	NV101409861
206	NEXT 127	9/16/2009	NMC1015406	NV101409862
207	NEXT 128	9/16/2009	NMC1015407	NV101409863
208	NEXT 129	9/16/2009	NMC1015408	NV101409864
209	NEXT 130	9/16/2009	NMC1015409	NV101409865
210	NEXT 131	9/16/2009	NMC1015410	NV101409866
211	NEXT 132	9/16/2009	NMC1015411	NV101409867
212	NEXT 133	9/16/2009	NMC1015412	NV101409868
213	NEXT 134	9/16/2009	NMC1015413	NV101409869
214	GREEN GOLD #2	2/1/2010	NMC1022574	NV101473953
215	MAT FRAC	12/23/2011	NMC1066357	NV101751038
216	NO PIT FRAC	12/23/2011	NMC1066358	NV101751039
217	NEXT 200	10/21/2014	NMC1105631	NV101360103
218	NEXT 201	10/21/2014	NMC1105632	NV101360104
219	NEXT 202	10/21/2014	NMC1105633	NV101451117
220	NEXT 203	10/21/2014	NMC1105634	NV101451118
221	NEXT 204	10/21/2014	NMC1105635	NV101451119
222	NEXT 205	10/21/2014	NMC1105636	NV101451120
223	NEXT 206	10/21/2014	NMC1105637	NV101451121
224	NEXT 207	10/21/2014	NMC1105638	NV101451122
225	NEXT 208	10/21/2014	NMC1105639	NV101451123
226	NEXT 209	10/21/2014	NMC1105640	NV101451124
227	NEXT 210	10/21/2014	NMC1105641	NV101451125
228	NEXT 211	10/21/2014	NMC1105642	NV101451126
229	NEXT 212	10/21/2014	NMC1105643	NV101451127
230	NEXT 213	10/21/2014	NMC1105644	NV101451128
231	NEXT 214	10/21/2014	NMC1105645	NV101451129
232	NEXT 215	10/21/2014	NMC1105646	NV101451130
233	NEXT 216	10/20/2014	NMC1105647	NV101451131
234	NEXT 217	10/20/2014	NMC1105648	NV101451132
235	NEXT 218	10/20/2014	NMC1105649	NV101451133
236	NEXT 219	10/20/2014	NMC1105650	NV101451134
237	NEXT 220	10/20/2014	NMC1105651	NV101451135
238	NEXT 221	10/20/2014	NMC1105652	NV101451136
239	NEXT 222	10/20/2014	NMC1105653	NV101451137

A-7

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
240	NEXT 223	10/20/2014	NMC1105654	NV101486278
241	NEXT 224	10/20/2014	NMC1105655	NV101486197
242	NEXT 225	10/20/2014	NMC1105656	NV101486198
243	NEXT 226	10/20/2014	NMC1105657	NV101486199
244	NEXT 227	10/20/2014	NMC1105658	NV101486200
245	NEXT 228	10/20/2014	NMC1105659	NV101486279
246	NEXT 229	10/20/2014	NMC1105660	NV101486280
247	NEXT 230	10/20/2014	NMC1105661	NV101486281
248	NEXT 231	10/20/2014	NMC1105662	NV101486282
249	NEXT 232	10/20/2014	NMC1105663	NV101486283
250	NEXT 233	10/20/2014	NMC1105664	NV101486284
251	NEXT 234	10/20/2014	NMC1105665	NV101486285
252	NEXT 235	10/20/2014	NMC1105666	NV101486286
253	NEXT 236	10/20/2014	NMC1105667	NV101486287
254	NEXT 237	10/20/2014	NMC1105668	NV101486288
255	NEXT 238	10/20/2014	NMC1105669	NV101486289
256	NEXT 239	10/20/2014	NMC1105670	NV101486290
257	NEXT 240	10/20/2014	NMC1105671	NV101486291
258	NEXT 241	10/20/2014	NMC1105672	NV101486292
259	NEXT 242	10/20/2014	NMC1105673	NV101486293
260	NEXT 243	10/20/2014	NMC1105674	NV101486294
261	NEXT 244	10/20/2014	NMC1105675	NV101487200
262	NEXT 245	10/20/2014	NMC1105676	NV101487275
263	NEXT 246	10/20/2014	NMC1105677	NV101487276
264	NEXT 247	10/20/2014	NMC1105678	NV101487277
265	NEXT 248	10/20/2014	NMC1105679	NV101487278
266	NEXT 249	10/20/2014	NMC1105680	NV101487279
267	NEXT 250	10/20/2014	NMC1105681	NV101487280
268	NEXT 251	10/20/2014	NMC1105682	NV101487281
269	NEXT 252	10/20/2014	NMC1105683	NV101487282
270	NEXT 253	10/20/2014	NMC1105684	NV101487283
271	NEXT 254	10/20/2014	NMC1105685	NV101487284
272	NEXT 255	10/20/2014	NMC1105686	NV101487285
273	NL 4	10/9/2016	NMC1133611	NV101893324
274	NL 5	10/9/2016	NMC1133612	NV101893325
275	NL 6	10/9/2016	NMC1133613	NV101893326
276	NL 8	10/8/2016	NMC1133615	NV101893327
277	NEXT 256	6/19/2019	NMC1191697	NV101594104
278	NEXT 257	6/19/2019	NMC1191698	NV101594105
279	NEXT 258	6/19/2019	NMC1191699	NV101594106

Total of two hundred and seventy-nine (279) unpatented lode and placer claims.

A-8

Exhibit A-3

Olinghouse Patented Claims

The Olinghouse Properties include the following seven (7) patented mining claims situated in Sections 29 and 32, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

Claim Name	Mineral Survey No.	Patent No.	Assessor’s Parcel No.
Cabin No. 2 Lode	40856	40856	079-150-14
Clipper	Unknown	592380	079-150-30
Williams Gravel	Unknown	592380	079-150-31
Gulch Gravel No. 1	Unknown	592380	079-150-32
Gulch Gravel No. 2	Unknown	592380	079-150-33 079-150-34
Sunday Evening Gravel	Unknown	592380	079-150-35 079-150-36
Golden Fleece	Unknown	592380	079-150-37

Total of seven (7) patented mining claims.

[End of Exhibit A-3]

A-9

Exhibit A-4

Olinghouse Unpatented Claims

The Olinghouse Properties include the following eleven (11) unpatented mining claims situated in Sections 20 and 29, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
1	GREEN HILL #1	3/21/1964	NMC104829	NV101459967
2	CANADA	7/29/1902	NMC104830	NV101404779
3	V	4/30/1897	NMC104831	NV101497142
4	MIDWAY	11/8/1900	NMC104832	NV101406554
5	CABIN	1/3/1897	NMC104833	NV101604223
6	GOLD LEDGE	1/3/1897	NMC104834	NV101401560
7	SLIP	6/19/1897	NMC104835	NV101610305
8	GOLD KING	1/7/1897	NMC104836	NV101407383
9	ANNA	3/3/1981	NMC187633	NV101341827
10	ODC #1	4/21/1998	NMC791170	NV101402766
11	ODC #2	4/21/1998	NMC791171	NV101459585

Total of eleven (11) unpatented mining claims.

[End of Exhibit A-4]

A-10

Exhibit A-5

Lucky Strike Unpatented Claim

The Olinghouse Properties include the following unpatented mining claim situated in Sections 20 and 29, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
1	NO 3 MINE	10/11/2000	NMC819368	NV101829776

Total of one (1) unpatented mining claim.

[End of Exhibit A-5]

A-11

Exhibit A-6

Babe Mines Unpatented Claims

The Olinghouse Properties include the following two (2) unpatented mining claims situated in Section 29, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
1	RENEGADE EXT	6/19/1897	NMC18489	NV101495282
2	BABE	1/1/1969	NMC18490	NV101499858

Total of two (2) unpatented mining claim.

[End of Exhibit A-6]

A-12

Exhibit A-7

Target Unpatented Claims

The Olinghouse Properties include the following two (2) unpatented mining claims situated in Section 20 and 29, T. 21 N., R. 23 E., MDM, in Washoe County, Nevada:

BLM
#	Claim Name	Location Date	Legacy NMC No.	Serial No.
1	TM #21	9/2/2003	NMC855028	NV101655566
2	TM #22	9/2/2003	NMC855029	NV101655567

Total of two (2) unpatented mining claim.

[End of Exhibit A-7]

[End of Exhibit A]

A-13

Exhibit B

Form of Olinghouse Royalty Deed

[See attached.]

B-0

Exhibit C

Form of Assignment

[See attached.]

C-0

Exhibit D

Form of Memorandum

[See attached.]

D-0